Guggenheim Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated November 14, 2014

to the currently effective Summary Prospectus (the “Prospectus”), as supplemented from time to time, for Guggenheim Floating Rate Strategies Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

Effective November 17, 2014, Michael P. Damaso no longer serves as a portfolio manager for the Fund and Thomas J. Hauser is added as a portfolio manager for the Fund. Accordingly, all references to Michael P. Damaso are hereby deleted.

Effective November 17, 2014, the first paragraph in the section titled “Portfolio Managers” on page 7 of the Prospectus is hereby deleted in its entirety and replaced with the following:

B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, James W. Michal and Thomas J. Hauser are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chief Investment Officer; Senior Managing Director; Senior Managing Director & Portfolio Manager; Managing Director & Portfolio Manager; and Managing Director & Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh and Kevin H. Gundersen have managed the Fund since 2011, James W. Michal has managed the Fund since 2013, and Thomas J. Hauser has managed the Fund since November 2014.

Please Retain This Supplement for Future Reference

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